UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

Vapotherm, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38740	46-2259298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive
Exeter, New Hampshire		03833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 603 658-0011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2024 (the “Effective Date”), Vapotherm, Inc. (the “Company”) entered into an Amendment No. 7 to Loan and Security Agreement with SLR Investment Corp., as Collateral Agent, and the lenders party thereto (the “Seventh Amendment,” together with the Loan and Security Agreement, the “Amended Loan and Security Agreement”). The Seventh Amendment established a $4.0 million senior secured term loan B facility (the “Term Loan B Facility”). Borrowings under the Term Loan B Facility shall bear interest at a at a floating rate per annum equal to the sum of (a) 0.10%, plus (b) 8.30% plus (c) the 1-month CME Term SOFR plus the SOFR Adjustment. The aggregate principal amount outstanding under the Term Loan B Facility shall be due and payable on July 26, 2024 (the “Term Loan B Facility Maturity Date”). There is no scheduled amortization of the principal amounts of the loans outstanding under the Term Loan B Facility. Borrowings under the Term Loan B Facility are available from the Effective Date until the Term Loan B Facility Maturity Date and shall be conditioned on approval by the lenders’ investment committee in its sole discretion. All other terms and conditions of the Term Loan B Facility, including the guarantees and security relating thereto are substantively identical to those provided for under the existing credit facilities under the Amended Loan and Security Agreement.

The foregoing summary of the Seventh Amendment, which includes other customary terms, conditions and restrictions, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Seventh Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01 is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 7 to Loan and Security Agreement, dated as of March 26, 2024, among Vapotherm, Inc., SLR Investment Corp., as Collateral Agent, and the Lenders Party Thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapotherm, Inc.

Date:	April 1, 2024	By:	/s/ John Landry
John Landry Senior Vice President and Chief Financial Officer